UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
FORM 8-K/A
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2022
Richmond Mutual Bancorporation, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38956	36-4926041
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

31 North 9th Street, Richmond, Indiana	47374
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (765) 962-2581
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RMBI	The NASDAQ Stock Market LLC
Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) is an amendment to the Current Report on Form 8-K of Richmond Mutual Bancorporation, Inc. (the “Company”), furnished on July 21, 2022 (the “Original Form 8-K”). Following the submission of the Original Form 8-K, the Company discovered that Item 2.02 was inadvertently not tagged in the submission. The Company is amending the Original Form 8-K for the sole purpose of adding the Item 2.02 tag. No disclosure has changed from the Original Form 8-K.

Items to be Included in this Report
ITEM 2.02    Results of Operations and Financial Condition
On July 21, 2022, the Registrant announced second quarter 2022 earnings. A copy of the earning release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 8.01    Other Events
On July 21, 2022, Richmond Mutual Bancorporation, Inc. (the “Company”), the parent company of First Bank Richmond, issued a press release announcing that its Board of Directors (the “Board”) authorized a fourth stock repurchase program for up to 1,184,649 shares, or approximately 10% of its currently outstanding shares. Under the stock repurchase program, the Company intends to repurchase shares through open market purchases, privately-negotiated transactions, or otherwise in accordance with applicable federal securities laws, including Rule 10b-18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The repurchase program does not obligate the Company to purchase any particular number of shares.
The Board also authorized management to enter into a trading plan with Keefe, Bruyette & Woods, Inc. in accordance with Rule 10b5-1 of the Exchange Act, to facilitate repurchases of its common stock pursuant to the above-mentioned stock repurchase program (the “Rule 10b5-1 plan”). A copy of the press release is attached to this Current Report as Exhibit 99.2 and incorporated herein by reference.
The Company cannot predict when or if it will repurchase any shares of common stock as such stock repurchase program will depend on a number of factors, including constraints specified in the Rule 10b5-1 plan, price, general business and market conditions, and alternative investment opportunities. Information regarding share repurchases will be available in the Company’s periodic reports on Form 10-Q and Form 10-K filed with the Securities and Exchange Commission as required by the applicable rules of the Exchange Act.
This report contains forward-looking information, as that term is defined under the Exchange Act, including information regarding purchases by the Company of its common stock pursuant to any Rule 10b5-1 trading plans or otherwise. By their nature, forward-looking information and statements are subject to risks, uncertainties, and contingencies, including changes in price and volume and the volatility of the Company’s common stock; adverse developments affecting either or both of prices and trading of exchange-traded securities, including securities listed on the Nasdaq Stock Market; and unexpected or otherwise unplanned or alternative requirements with respect to the capital investments of the Company. The Company does not undertake to update any forward-looking statements or information, including those contained in this report.
ITEM 9.01    Financial Statements and Exhibits

(d)	Exhibit

99.1	Press release dated July 21, 2022, announcing second quarter 2022 earnings.
99.2	Press release dated July 21, 2022, announcing a stock repurchase program.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

RICHMOND MUTUAL BANCORPORATION, INC.

Date: July 25, 2022	By:	/s/Donald A. Benziger
Donald A. Benziger
Executive Vice President and CFO